                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 September 23, 1996


                         PHYSICIAN CORPORATION OF AMERICA
                           (Exact Name of Registrant as
                             Specified in its Charter)

                                     0-21440
                             (Commission File Number)

            Delaware                                    48-1006287
  (State of Other Jurisdiction                       (IRS Employer
of Incorporation or Organization)                Identification Number)

                             5835 Blue Lagoon Drive
                              Miami, Florida 33126
                   (Address of Principal Executive Offices)
                                (305) 267-6633
                         (Registrant's Telephone Number
                              Including Area Code)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 3, 1996, Physician Corporation of America, a Delaware corporation ("PCA") entered into a Stock Purchase Agreement ("Stock Purchase Agreement") with Health Partners of Alabama, Inc., an Alabama corporation ("Health Partners"), whereby Health Partners agreed to purchase 100% of the outstanding shares of three of the PCA's wholly owned subsidiary companies: PCA Health Plans of Alabama, Inc. ("PCA Alabama"), Health Strategies, Inc.
         ("Health Strategies"), and PCA Health Plans of Georgia, Inc. ("PCA Georgia"), (collectively the "PCA Subsidiaries"). PCA Alabama operates a state licensed Health Maintenance Organization in Alabama, Health Strategies provides third-party health and benefit plan administration services to employer groups operating in Alabama and PCA Georgia operates a state licensed Health Maintenance Organization in Georgia.

         The Stock Purchase Agreement was amended on August 15,
         1996 and August 30, 1996 ("Amended Stock Purchase Agreement").
         After receiving approval to complete the transaction from the requisite governmental authorities, the transaction closed on September 23, 1996 ("Closing Date"). Accordingly, pursuant to the Amended Stock Purchase Agreement, Health Partners paid to PCA $20,500,000 as determined through arms-length negotiations to acquire 100% of the shares of the PCA Subsidiaries and deposited $2,500,000 into an escrow account to be held pursuant to an escrow agreement entered into by Health Partners and PCA.

         Additionally, Health Partners and PCA entered into a Covenant not to Compete agreement ("Non Compete Covenant"). The terms of the Non Compete Covenant require PCA to refrain from engaging in certain business activities in the states of Alabama and Georgia for a period of three (3) years from the Closing Date. As consideration for PCA's covenant, Health Partners will pay to PCA $500,000 on the first anniversary of the Closing Date and $1,000,000 on the second anniversary of the Closing Date.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
             Not applicable

         b)  PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma condensed consolidated financial statements are filed with this report:

         Pro Forma Condensed Consolidated Balance Sheet
             as of June 30, 1996. . . . . . . . . . . . . . . Page F-1

         Pro Forma Condensed Consolidated Statements of Operations:

            Year ended December 31, 1995. . . . . . . . . . . Page F-3
            Six Months ended June 30, 1996. . . . . . . . . . Page F-4

         The Pro Forma Condensed Consolidated Balance Sheet of PCA as of June 30, 1996 reflects the financial position of PCA after giving effect of the disposition of shares in the PCA subsidiaries as discussed in Item 2 and assumes the disposition took place on June 30, 1996. The Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended December 31, 1995 and the six months ended June 30, 1996 assume the disposition occurred on January 1, 1995 and January 1, 1996, respectively, and are based on the operations of PCA for the year ended December 31, 1995 and the six months ended June 30, 1996.

The unaudited pro forma condensed consolidated financial statements have been prepared by PCA based upon assumptions which it has deemed appropriate. The unaudited pro forma condensed consolidated financial statements as presented herein are shown for illustrative purposes and are not necessarily indicative of the future financial position or future results of operations of PCA, or of the financial position or results of operations of PCA that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of PCA. Additionally, it should be noted that PCA's financial statements will reflect the disposition from September 23, 1996, the Closing Date.

c)  EXHIBITS

NO.               DESCRIPTION
---               -----------

2.1  Stock Purchase Agreement between Health Partners of Alabama,
     Inc. and Physician Corporation of America dated May 3, 1996 (to be filed by Amendment).

2.2 Amendment dated August 15, 1996 to that certain Stock Purchase Agreement by and between Physician Corporation of America and Health Partners of Alabama, Inc.

2.3  Second Amendment dated August 30, 1996 to that certain Stock
     Purchase Agreement by and between Physician Corporation of America and Health Partners of Alabama, Inc.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       PHYSICIAN CORPORATION OF AMERICA
                                       (Registrant)

Date: October 8, 1996                  By: /s/  Jay M. Grobowsky
      ----------------------------         ----------------------------
                                       Jay M. Grobowsky
                                       Vice President of Finance

                                             PHYSICIAN CORPORATION OF AMERICA
                            PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 1996
                                                        (UNAUDITED)

                                                                             PRO FORMA ADJUSTMENTS
                                                                   -----------------------------------------
                                                                   PCA        HEALTH        PCA
                                                    HISTORICAL     ALABAMA a) STRATEGIES a) GEORGIA a) OTHER       PRO FORMA
                                                    ----------     -------    ----------    -------    -----       ---------
                                                                             (DOLLARS IN THOUSANDS)
Current Assets:
  Cash and cash equivalents                             56,564        359            352         90    2,908 b)       58,671
  Short-term investments                               141,771      2,229                       -                    139,542
  Accounts receivable, net of allowance                127,975      1,788            948      1,630    1,247 g)      124,856
  Prepaid expenses, inventories and
        other current assets                            26,742        276             56         42      467 c)       28,335
                                                                                                       1,500 d)
  Income tax receivable                                  6,486      2,379            (62)     4,257       88 h)          -
  Deferred income tax benefit                           16,641        866            528         42                   15,205
                                                      --------    -------        -------     ------   ------         -------
        Total current assets                           376,179      7,897          1,822      6,061    6,210         366,609

  Property and equipment, net                           52,727        683            538        524                   50,982
  Long-term investments                                220,073        571                       293                  219,209
  Deferred income tax benefit                            5,746                                         1,176 i)        6,922
  Statutory deposits and other assets                  106,879      1,200                       124    1,000 d)      107,428
                                                                                                         873 c)
  Intangibles assets - Goodwill                        161,559      8,484                                            153,075
                     - Other intangible assets          23,204      3,702                        10                   19,492
                                                      --------    -------        -------     ------   ------         -------
        Total intangible assets                        184,763     12,186             -          10       -          172,567
                                                      --------    -------        -------     ------   ------         -------
        Total Assets                                   946,367     22,537          2,360      7,012    9,259         923,717
                                                      --------    -------        -------     ------   ------         -------
                                                      --------    -------        -------     ------   ------         -------
Current liabilities:
  Accounts payable, accrued
      expense and other current liabilities             51,864      2,332          1,853        241      447 e)       48,628
                                                                                                         655 g)
                                                                                                          88 b)
  Health Claims payable                                165,624      4,337                     2,881                  158,406
  Current portion of other claims payable,
        primarily workers' compensation                 41,480                                                        41,480
  Unearned premiums and service fees                    40,481         58                                             40,423
  Current portion of long term debt and
        obligations under capital leases                70,421         82                        41                   70,298
                                                      --------    -------        -------     ------   ------         -------
        Total current liabilities                      369,870      6,809          1,853      3,163    1,190         359,235

  Long-term debt and obligations under capital
        leases, less current portion                    97,645        271                        93  (17,000)f)       80,281
  Long-term portion of other claims payable,
        primarily workers' compensation                252,591                                                       252,591
  Deferred income taxes                                     -       1,124                        52    1,176 i)
  Deferred income and other long term liabilities       18,530                                           893 c)       19,423
                                                      --------    -------        -------     ------   ------         -------
        Total liabilities                              738,636      8,204          1,853      3,308  (13,741)        711,530
                                                      --------    -------        -------     ------   ------         -------

Stockholders' Equity
  Preferred stock                                           -                                                            -
  Common stock                                            388         100              1      1,500    1,601             388
  Additional paid-in-capital                           136,945     45,784          1,875     13,555   61,214         136,945
  Common stock held in treasury - at cost              (10,048)                                          -           (10,048)
  Retained earnings                                     84,460    (31,558)        (1,369)   (11,298) (39,769)         88,916
  Unrealized (loss) gain on investments                 (4,014)         7                       (53)     (46)         (4,014)
                                                      --------    -------        -------    -------   ------         -------
        Total stockholders' equity                     207,731     14,333            507      3,704   23,000         212,187
                                                      --------    -------        -------    -------   ------         -------


        Total liabilities and stockholders' equity     946,367     22,537          2,360     7,012     9,259         923,717
                                                      --------    -------        -------    -------   ------         -------
                                                      --------    -------        -------    -------   ------         -------

                   PHYSICIAN CORPORATION OF AMERICA
  NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 1996
                                (UNAUDITED)


a) To eliminate the assets, liabilities and equity of PCA Alabama, Health Strategies and PCA Georgia for the entire period.

b) To record cash proceeds from dispositions of $20.5 million net of debt repayments of $17.0 million and intercompany settlements and transactions expenses.

c) To record current and long-term portion of covenant-not-to-compete receivable.

d)  To record the current and long-term portion of receivable from escrow.

e) To record current and long-term portion of covenant-not-to-compete deferred revenue.

f)  To record use of proceeds to reduce long-term debt.

g)  To eliminate intercompany balances.

h)  To reclassify income tax payable.

i) To reclassify negative deferred income tax liability balances to deferred tax asset.

                                              PHYSICIAN CORPORATION OF AMERICA
                                  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                            FOR THE YEAR ENDED DECEMBER 31, 1995
                                                         (UNAUDITED)
                                 (DOLLARS AND SHARES IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                             PRO FORMA ADJUSTMENTS
                                                                    ---------------------------------------
                                                                PCA          HEALTH        PCA
                                                  HISTORICAL    ALABAMA  a)  STRATEGIES a) GEORGIA  a)  OTHER        PRO FORMA
                                                  ----------    ---------    ----------    ---------    ---------    ---------

Revenues:
     Health Premiums                               1,038,638       29,391                     14,111                   995,136
     Workers' Compensation and other
          revenue                                    159,309        3,401         2,944           11          447 b)   153,400
     Investment income                                18,602          381             8          162           94 c)    18,145
                                                   ---------    ---------     ---------    ---------    ---------    ---------
          Total revenues                           1,216,549       33,173         2,952       14,284          541    1,166,681

Operating Expenses:
     Medical Costs                                   878,918       27,645                     12,842                   838,431
     Administrative, marketing and other
          expenses                                   305,510        8,337         2,781        8,738                   285,654
     Impairment of long lived assets                  25,863       25,863                                                  -
     Depreciation and amortization                    23,264        3,112           149          178                    19,825
                                                   ---------    ---------     ---------    ---------    ---------    ---------
          Total operating expenses                 1,233,555       64,957         2,930       21,758                 1,143,910

     Operating (loss) income                         (17,006)     (31,784)           22       (7,474)         541       22,771

Interest expense                                      (9,113)         (45)           (4)         (17)       1,190 d)    (7,857)
Other income (expense)                                   263                                       3                       260
                                                   ---------    ---------     ---------    ---------    ---------    ---------
     (Loss) earnings before income taxes             (25,856)     (31,829)           18       (7,488)       1,731       15,174

Income tax benefit (expense)                           1,260        2,272            (8)       2,599         (606)e)    (4,209)
                                                   ---------    ---------     ---------    ---------    ---------    ---------

Net earnings                                         (24,596)     (29,557)           10       (4,889)       1,125       10,965
                                                   ---------    ---------     ---------    ---------    ---------    ---------
                                                   ---------    ---------     ---------    ---------    ---------    ---------

Net earnings (loss) per common and common
equivalent share assuming full dilution            $   (0.62)                                                        $    0.27
                                                   ---------                                                         ---------
                                                   ---------                                                         ---------

Number of Common Shares used in
Computation of fully diluted earnings per share       39,970                                                            39,970
                                                   ---------                                                         ---------
                                                   ---------                                                         ---------

NOTES:

a) TO ELIMINATE THE REVENUE AND EXPENSES OF PCA ALABAMA, HEALTH STRATEGIES AND PCA GEORGIA FOR THE ENTIRE PERIOD.

b)  TO RECOGNIZE REVENUE EARNED PURSUANT TO THE COVENANT-NOT-TO-COMPETE
    AGREEMENT.

c)  TO RECOGNIZE INTEREST INCOME EARNED RELATING TO THE
    COVENANT-NOT-TO-COMPETE AGREEMENT.

d) TO RECORD REDUCTION IN INTEREST EXPENSE RESULTING FROM USING $17.0 MILLION OF SALES PROCEEDS TO REPAY LONG-TERM DEBT.

e) TO RECORD THE RELATED INCOME TAX EXPENSE ARISING FROM THE PRO FORMA ADJUSTMENTS NOTED ABOVE.


                                                       PHYSICIAN CORPORATION OF AMERICA
                                           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                                                  (UNAUDITED)
                                           (DOLLARS AND SHARES IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                        PRO FORMA ADJUSTMENTS
                                                           ---------------------------------------------
                                                           PCA          HEALTH        PCA
                                              HISTORICAL   ALABAMA a)   STRATEGIES a) GEORGIA a)   OTHER        PRO FORMA
                                              ----------   -------      ----------    -------      -----        ---------
Revenues:
     Health Premiums                          642,811      14,000                     10,960                      617,851
     Workers' Compensation and other
       revenue                                 72,692       1,591         1,300            6        223   b)       70,018
     Investment income                         11,609         168             6           73         47   c)       11,409
                                            -----------   ---------    ----------   ----------    -------     ------------
       Total revenues                         727,112      15,759         1,306       11,039        270           699,278

Operating Expenses:
     Medical Costs                            560,869      13,171                     12,633                      535,065
     Administrative, marketing and other
       expenses                               161,256       3,878         1,054        3,270                      153,054

     Depreciation and amortization             11,969                                                              11,969
                                            -----------   ---------    ----------   ----------   --------      -----------
        Total operating expenses              734,094      17,049         1,054       15,903        -             700,088

     Operating (loss) income                   (6,982)     (1,290)          252       (4,864)       270              (810)

Gain on sale of subsidiaries                    7,900                                                               7,900
Interest expense                               (7,722)        (20)                       (48)       595   d)       (7,059)
Other income (expense)                           (137)                                     1                         (138)
                                            -----------   ---------    ----------   ----------   --------      -----------
      (Loss) earnings before income taxes      (6,941)     (1,310)          252       (4,911)       865              (107)

Income tax benefit (expense)                    7,343         765           (69)       1,772       (303)  e)        4,572
                                            -----------   ---------    ----------   ----------   --------      -----------
Net earnings                                      402        (545)          183       (3,139)       562             4,465
                                            -----------   ---------    ----------   ----------   --------      -----------
                                            -----------   ---------    ----------   ----------   --------      -----------

Net earnings (loss) per common and common
equivalent share assuming full dilution        $ 0.01                                                               $0.11
                                            -----------                                                        -----------
                                            -----------                                                        -----------
Number of Common Shares used in Computation
of fully diluted earnings per share           39,281                                                               39,281
                                            -----------                                                        -----------
                                            -----------                                                        -----------

NOTES:

a) TO ELIMINATE THE REVENUE AND EXPENSES OF PCA ALABAMA, HEALTH STRATEGIES AND PCA GEORGIA FOR THE ENTIRE PERIOD.

b)  TO RECOGNIZE REVENUE EARNED PURSUANT TO THE COVENANT-NOT-TO-COMPETE
    AGREEMENT.

c)  TO RECOGNIZE INTEREST INCOME EARNED RELATING TO THE
    COVENANT-NOT-TO-COMPETE AGREEMENT.

d) TO RECORD REDUCTION IN INTEREST EXPENSE RESULTING FROM USING $17.0 MILLION OF SALES PROCEEDS TO REPAY LONG-TERM DEBT.

e) TO RECORD THE RELATED INCOME TAX EXPENSE ARISING FROM THE PRO FORMA ADJUSTMENTS NOTED ABOVE.